EXHIBIT 32.1
CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
CODE, AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, each of the undersigned, as principal executive officer and principal financial officer of RXi Pharmaceuticals Corporation (the “Company”), does hereby certify that to such officer’s knowledge:
(1) the Company’s Form 10-K for the period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Company’s Form 10-K for the period ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Mark Ahn
Mark Ahn
President and Chief Executive Officer
(Principal Executive Officer)
/s/ Caitlin Kontulis
Caitlin Kontulis
Principal Accounting Officer
(Principal Financial and Accounting Officer)
Date: April 15, 2011